UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported: September 22, 1997)

                             BCAM INTERNATIONAL,INC.
      ---------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

       NEW YORK                        0-18109                  13-3228375
-----------------------          ---------------------   -----------------------
State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)



                1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK 11747
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         (Address of principal executive office)         (Zip code)


       Registrant's telephone number, including area code: (516) 752-3550




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             (Former name or address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

     Effective September 22, 1997, BCAM International, Inc. (the "Company") acquired all of the outstanding Common Stock of Drew Shoe Corporation ("Drew Shoe") for approximately $4.6 million plus the assumption of liabilities. The purchase price was paid by delivery to the two shareholders of Drew Shoe of an aggregate of $3,882,000, promissory notes in the aggregate principal amount of $400,000 and by delivery of an aggregate of 375,000 shares of the Company's Common Stock. The promissory notes bear an interest rate of 8% per annum, are due on September 19, 1999, and are payable in twenty-four (24) equal monthly installments aggregating $8,333.34 (plus interest) with a final payment due in the twenty-fifth (25th) month of $100,000.

     In order to fund the acquisition of Drew Shoe, the Company issued subordinated convertible notes to eight investors in the aggregate amount of $6,000,000 (the "Convertible Notes"). The Convertible Notes are due on September 19, 2002, unless at any time after September 19, 1998, they are converted, at $.80 per share, into 7,500,000 shares of Common Stock of the Company. The Convertible Notes bear an interest rate of 10%, payable semi-annually, but the Company, at its discretion, may pay interest in the form of its common stock (valued at $.80 per share), in which case the annual interest rate becomes 13% annually with semi-annual compounding.

     In addition, the Company issued to the noteholders warrants to purchase 2,400,000 shares of common stock, exercisable at $1.75 per share at any time prior to September 19, 2002.

     Simultaneous with the acquisition, Drew Shoe closed a credit facility consisting of a revolving line of credit and term loan with a commercial bank providing for total availability of $5.5 million, a portion of which is based upon agreed upon percentages of accounts receivable and inventory. As of the acquisition, the Company believes there to be approximately $4.5 million available under this credit facility. Pursuant to the terms of the revolving line of credit, Drew Shoe is able to borrow up to $4,500,000. The revolving line of credit matures on September 30, 1999, and is payable at a rate of prime plus 1.5%. The term loan, in the amount of $1,000,000, also bears an interest rate of prime plus 1.5% and is due on September 30, 2000. Both the revolving line of credit and term loan may be used for general working capital purposes and are guaranteed by the Company.

     Drew Shoe is a designer, manufacturer, marketer and distributor of medical footwear headquartered in Lancaster, Ohio. For its fiscal year ending December 31, 1996, Drew Shoe had revenues of approximately $14.6 million. The Company intends to continue to operate Drew Shoe as a manufacturer of medical footwear.

ITEM 5.           OTHER EVENTS

     On July 22, 1997 BCA Services, Inc. ("BCA"), a subsidiary of BCAM International, Inc. (the "Company"), commenced an Offering (the "Offering") to sell up to 150 shares of BCA's Redeemable Convertible Preferred Stock (the "Preferred Stock") for a total consideration of $1.5 million in a private offering.

     The Preferred Stock is convertible into shares of the Company's Common Stock ("Common Stock") at a price equal to 70% of the average closing bid price of the Common Stock over a three day trading period ending on the day preceding the conversion date (the "Variable Conversion Price"). The Conversion Price may not be greater than 100% of the Variable Conversion Price on the first closing date (the "Fixed Conversion Price"). On the first anniversary of the closing date, all outstanding shares of Preferred Stock must be converted into shares of Common Stock of the Company.

     In addition, for each 50 shares of Preferred Stock sold, each purchaser received warrants to purchase up to 25,000 shares of Common Stock per $500,000 raised, exercisable at a rate of 110% of the Variable Conversion Price on the closing date. The warrants have a term of five years and the Common Stock underlying the warrants contain registration rights.

     On September 4, 1997, the Company filed a registration statement with the Securities and Exchange Commission with respect to the Common Stock issuable in connection with the conversion of the Preferred Stock.

     Pursuant to the terms of the Offering, the Company divided the Offering into three tranches. The first tranche, to purchase up to 50 shares of Preferred Stock for $500,000, closed on July 24, 1997; the second tranche to purchase 50 shares of Preferred Stock for $500,000, closed on September 8, 1997. The third tranche has not yet been drawn down, and the Company has until 60 days after the effective date of the registration statement to complete this third tranche.

     On September 18, 1997, BCA closed a separate offering of its Preferred Stock plus warrants for $200,000 on similar terms and conditions as the Offering.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

     It is presently impractical to provide the financial statements required to be presented hereunder at the time of filing this report. Such financial statement information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than sixty (60) days after the date of the filing of this Form 8-K.

                  (b)      Pro Forma Financial Statements.

     Pro Forma financial statements showing the unaudited balance sheets of the Company (consolidated), Drew Shoe as well as pro-forma adjustments to reflect the Company's acquisition of Drew Shoe and the acquisition financing follow. It is presently impractical to provide the pro forma statements of operations required to be presented hereunder at the time of filing this report. Such pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than sixty (60) days after the date of the filing of this Form 8-K.


                            BCAM INTERNATIONAL, INC.
                CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                AUGUST 31, 1997

                                           BCAM              DREW                PRO-FORMA ADJUSTMENTS              PRO-FORMA
                                     ----------------  ---------------    ----------------------------------    ----------------
                                                                                 dr.                cr.
Assets
Current assets:
     Cash and equivalents               $    100,000     $   (123,000)    $    600,000 a     $  3,832,000 e      $  2,295,000
                                                                             5,600,000 c          200,000 e
                                                                               250,000 i          100,000 j
     Accounts receivable, net                 75,000        1,710,000                             100,000 h         1,685,000
     Inventory                                25,000        6,307,000                             150,000 h         6,182,000
     Other current assets                    817,000          423,000                              50,000 e           702,500
                                                                                                  400,000 e
                                                                                                   87,500 g
                                     ----------------  ---------------  ---------------    ---------------    ----------------
      Total current assets                 1,017,000        8,317,000        6,450,000          4,919,500          10,864,500
Property and equipment
     Land                                          -          100,000                                                 100,000
     Buildings & improvements                 51,000          811,000                             111,000 h           751,000
     Furniture & equipment                   887,000        2,782,000                           1,749,000 h         1,920,000

                                     ----------------  ---------------  ---------------    ---------------    ----------------
                                             938,000        3,693,000                -          1,860,000           2,771,000
     Less accumulated deprn                 (710,000)      (2,381,000)       2,360,000 h                             (731,000)

                                     ----------------  ---------------  ---------------    ---------------    ----------------
                                             228,000        1,312,000        2,360,000          1,860,000           2,040,000

Patents, trademarks, software, net           385,000                -                                                 385,000
Investment in Drew Shoe                                                      5,332,000 e        5,357,000 k                 -
                                                                                25,000 f
Deferred financing costs                                                       300,000 c                              713,000
                                                                               313,000 d
                                                                               100,000 j
Goodwill                                                                       215,000 k                              365,000
                                                                               150,000 h
Other assets                                   1,000          328,000                             150,000 h           179,000

                                     ----------------  ---------------  ---------------    ---------------    ----------------
Total assets                            $  1,631,000     $  9,957,000     $ 14,907,000       $ 12,286,500        $ 14,546,500

Liabilities and shareholders'
equity
Current liabilities:
     Accounts payable                   $    144,000     $    501,000     $                                           645,000
     Accrued expenses and other              269,000        3,116,000                        $    250,000 h      $  3,635,000
                                     ----------------  ---------------  ---------------    ---------------    ----------------
Total current liabilities                    413,000        3,617,000                -            250,000           4,280,000

Seller Notes, 8% due Sept 1999                                                                    400,000 e           400,000
Convertible Notes, due Sept 2002                                                                4,500,000 c         4,500,000
Other liabilities                              4,000        1,198,000                             250,000 i         1,452,000

Minority interest                            450,000                                              600,000 a         1,050,000

Common shareholders' equity:
     Common stock, par value $.01            167,000          127,000          127,000 k                              167,000
     Paid-in surplus                      16,001,000                -          100,000 c          360,000 b        24,499,000
                                                                               104,000 d        5,925,000 c
                                                                                                1,500,000 c
                                                                                                  417,000 d
                                                                                                  450,000 e
                                                                                                   25,000 f
                                                                                                   25,000 g
     Contra equity                    -                 -                    5,925,000 c                           (5,925,000)
     Retained earnings (deficit)         (14,505,000)       5,015,000          360,000 b                          (14,977,500)
                                                                               112,500 g
                                                                             5,015,000 k
                                     ----------------  ---------------  ---------------    ---------------    ----------------
                                           1,663,000        5,142,000       11,743,500          8,702,000           3,763,500
     Less 763,182 treasury shares           (899,000)      -                                                         (899,000)
                                     ----------------  ---------------  ---------------    ---------------    ----------------
                                             764,000        5,142,000       11,743,500          8,702,000           2,864,500
                                     ----------------  ---------------  ---------------    ---------------    ----------------
Total liabilities and equity            $  1,631,000     $  9,957,000     $ 11,743,500       $ 14,702,000        $ 14,546,500
                                     ================  ===============  ===============    ===============    ================



(a) To reflect the private placement of BCA Services Inc. Preferred Stock which is convertible into shares of BCAM International, Inc. ("BCAM") common stock.
(b) To reflect EITF D-60 for preferred stock issued with 30% in the money conversion (30% x 1.2 million)
(c) To reflect the acquisition financing ($6,000,000 of notes convertible into 7,500,000 shares of common stock) and related warrants, EITF-D60 & related costs.
(d)  To reflect equity portion of deal  compensation
(e)  To reflect the purchase of Drew Shoe Corporation.
(f)  To reflect equity portion of compensation for Drew Deal
(g) To write off certain costs of proposed financings which were terminated by the Company.
(h) To make a preliminary allocation, based upon incomplete information and analysis, as an estimate of the assets and liabilities acquired in the acquisition of Drew Shoe.
(i) To reflect the approximate net increase in borrowings at Drew Shoe under the new Term Loan and Working Capital agreement with a bank.
(j)  To reflect costs of the Bank One refinance
(k)  To eliminate the investment in Drew Shoe.


                  (c)      Exhibits.

                           (2)      First Addendum to Stock Purchase Agreement

Forward Looking Statements

     This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate", "believe", "estimate" and "expect" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in the Company's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BCAM INTERNATIONAL, INC.



                                       By:/s/Michael Strauss
                                    -----------------------------------------
                                       Michael Strauss, President,
                                       Chairman of the Board and
                                       Chief Executive Officer


Date:    September 30, 1997